SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549




                           FORM 8-K

                        CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: (Date of Earliest Event Reported): October 16, 2003 (October 15, 2003)





                        CRIIMI MAE INC.
    (Exact name of registrant as specified in its charter)

       Maryland                   1-10360                   52-1622022
(State or other jurisdiction    (Commission             (I.R.S. Employer
         of incorporation)       File Number)           Identification No.)





                       11200 Rockville Pike
                   Rockville, Maryland  20852
(Address of principal executive offices, including zip code, of Registrant)

                          (301) 816-2300
           (Registrant's telephone number, including area code)


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Item 5.  Other Events

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. (the "Company") on October 15, 2003 announcing the resignation of Executive Vice President David B. Iannarone effective October 24, 2003. The above referenced document is hereby incorporated by reference herein.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The  following  exhibit is filed as a part of this  Current  Report on Form
8-K:

(c)      Exhibit

99.1     Press Release issued by CRIIMI MAE Inc. on October 15, 2003.






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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 16, 2003           /s/ Mark Libera
                                  --------------------------------
                                  Vice President and Senior
                                    Corporate Counsel






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                              EXHIBIT INDEX

Exhibit
No. Description
-------------------------------------------------------------------------------

*99.1    Press Release dated October 15, 2003.


*Filed herewith